Exhibit 99.2

Consolidated Financial Statements

November 30, 2005

FARNAM COMPANIES, INC. AND SUBSIDIARY

INDEPENDENT AUDITOR’S REPORT

Board of Directors

Farnam Companies, Inc. and Subsidiary

Phoenix, Arizona

We have audited the accompanying consolidated balance sheet of Farnam Companies, Inc. and Subsidiary as of November 30, 2005, and the related consolidated statements of income and retained earnings, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based upon our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we do not express such an opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farnam Companies, Inc. and Subsidiary as of November 30, 2005, and the results of their consolidated operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Phoenix, Arizona
May 11, 2006

PEOPLE. PRINCIPLES. POSSIBILITIES.

www.eidebailly.com

1850 N. Central Avenue • Suite 400 • Phoenix, Arizona 85004 • Phone 602.264.5844 • Fax 602.277.4845 • EOE

FARNAM COMPANIES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

NOVEMBER 30, 2005

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$32,093,666
Investments	6,908,513
Trade receivables, net of allowance for doubtful accounts	20,526,473
Inventories	22,669,357
Prepaids and other current assets	1,711,426

Total current assets	83,909,435
PROPERTY AND EQUIPMENT	11,021,703
INTANGIBLE ASSETS	10,069,935
OTHER ASSETS	4,298,840

$109,299,913

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$7,758,872
Accrued expenses and other current liabilities	12,213,546
Income taxes payable	45,325

Total current liabilities	20,017,743

LONG-TERM DEBT - RELATED PARTY	207,694

STOCKHOLDERS’ EQUITY
Common stock, no par value per share
Class A, voting 5,000,000 shares authorized; 1,923,077 shares issued and outstanding	12,000
Class B, non-voting 10,000,000 shares authorized; 8,076,923 shares issued and outstanding	50,400
Retained earnings	89,012,076

89,074,476

$109,299,913

See Notes to Consolidated Financial Statements

FARNAM COMPANIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS

FOR THE YEAR ENDED NOVEMBER 30, 2005

SALES	$165,788,458
COST OF GOODS SOLD	81,990,143

Gross profit	83,798,315

OPERATING COSTS AND EXPENSES
Freight and warehousing	6,657,681
Selling, marketing and advertising	35,088,376
Research and development	4,036,668
General and administrative	16,789,091
Depreciation and amortization	1,922,456

64,494,272

OTHER INCOME (EXPENSE)
Other income (expense)	898,438
Interest income	625,877
Interest expense - operations	(71,707)

1,452,608

INCOME BEFORE PROVISION FOR INCOME TAXES	20,756,651
PROVISION FOR INCOME TAXES	57,405

NET INCOME	20,699,246
RETAINED EARNINGS, beginning of year	82,626,273
Distributions paid and declared to stockholders	(14,313,443)

RETAINED EARNINGS, end of year	$89,012,076

See Notes to Consolidated Financial Statements

FARNAM COMPANIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED NOVEMBER 30, 2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$20,699,246

Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	1,689,163
Amortization	1,100,747
Gain on disposal of assets	(35,338)
Allowance for doubtful accounts	25,000
Decrease in cash surrender value	827,699
(Increase) decrease in
Trade receivables	(4,439,414)
Inventories	1,776,885
Prepaids and other current assets	(143,913)
Increase (decrease) in
Accounts payable	3,285,171
Accrued expenses and other current liabilities	3,141,610
Income taxes payable	41,155

Total adjustments	7,268,765

Net cash provided by operating activities	27,968,011

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of investments	(5,401,597)
Proceeds from sale of investments	7,795,000
Increase in property and equipment	(1,451,395)
Proceeds from the sale of equipment	36,962
Purchase of intangible assets	(1,000,000)
Premiums paid on life insurance	(339,635)
Premiums refunded on life insurance	217,256
Net change in other assets and deposits	50,000

Net cash used in investing activities	(93,409)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid to stockholders	(14,313,443)

NET INCREASE IN CASH AND CASH EQUIVALENTS	13,561,159
CASH AND CASH EQUIVALENTS, beginning of year	18,532,507

CASH AND CASH EQUIVALENTS, end of year	$32,093,666

(Continued)

CONSOLIDATED STATEMENT OF CASH FLOWS

SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION
Cash paid (refunded) during the year for
Interest	$71,707

Income taxes	$16,075

See Notes to Consolidated Financial Statements

FARNAM COMPANIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED NOVEMBER 30, 2005

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

The Farnam Companies, Inc. and Subsidiary (the Company) was founded in Omaha, Nebraska in 1946. In 1949, it moved its corporate sales and marketing headquarters to Phoenix, Arizona, with its primary manufacturing and warehousing facilities located in Nebraska and Iowa. The Company is a manufacturer and marketer of premium branded over-the-counter (“OTC”) animal health care products. Farnam distributes horse health care, pet, racehorse, professional veterinary, and livestock health products. The Company holds patents and exclusive marketing rights for certain of these products. These patents and exclusive rights expire in various future years.

Thompson’s Veterinary Supplies, Inc., a subsidiary, is engaged in the principal business of wholesaling veterinary supplies, ranch and farm supplies, pet supplies, and other kindred products to fixed dealers primarily in Arizona and California.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of Farnam Companies, Inc. and its wholly owned subsidiary, Thompson’s Veterinary Supplies, Inc. All intercompany transactions and balances have been eliminated in consolidation.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. The Company maintains, at certain financial institutions, cash and cash equivalents that exceed federally insured amounts.

TRADE RECEIVABLES

The Company extends credit to its customers throughout the United States, with limited international sales, all of which are transacted in U.S. dollars.

Trade receivables are uncollateralized customer obligations, due under normal trade terms, requiring payment within thirty days, or under various extended payment terms, from the invoice date. Unpaid trade receivables with invoices due over thirty days bear interest at the Company’s discretion. Due to the uncertainty regarding collection, interest on trade receivables is recognized as income when received. Trade receivables are stated at the amount billed to the customer. Payments of trade receivables are allocated to the specific invoices identified on a customer’s remittance advice or, if unspecified, are applied on account.

The carrying amount of the trade receivables is reduced by a valuation allowance that reflects management’s best estimate of uncollectible amounts. Management reviews all trade receivable balances that exceed thirty days from the invoice due date, and based on an assessment of creditworthiness, estimates the portion, if any, of the balance that will not be collected. Based on historical losses, the existing industry conditions, and the financial stability of its customers, management estimates the amount needed for an allowance for doubtful accounts. Trade receivables of $20,526,473 are net of an allowance for doubtful accounts of $280,000 at November 30, 2005.

INVENTORIES

Inventories are stated at cost using the last-in, first-out method (LIFO) or market whichever is lower.

(Continued)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PROPERTY AND EQUIPMENT

Additions to property and equipment are recorded at cost. Depreciation is provided principally using accelerated methods over the estimated useful lives of the respective assets.

The Company reviews its property and equipment whenever events indicate that the carrying value of the asset may not be recoverable. An impairment loss is recorded when the sum of the future cash flows is less than the carrying amount of the asset. An impairment loss is measured as the amount by which the carrying amount of the asset exceeds its fair value. No impairment loss has been recorded for property and equipment at November 30, 2005.

INTANGIBLE ASSETS

Amortization of intangible assets (patents, trademarks, intellectual property, distribution rights and other intangibles related to product acquisition and covenant not-to-compete agreements) is provided using the straight-line method over the estimated useful lives (ranging from three to seventeen years) of the respective assets. The Company reviews intangible assets whenever events indicate that the carrying amount of the asset may not be recoverable. No impairment loss has been recorded for intangible assets at November 30, 2005.

ADVERTISING

Advertising costs are expensed as the advertising occurs. Advertising expense was approximately $10,000,000 in fiscal year 2005.

REVENUE RECOGNITION

Revenue from the sale of product is recorded when the product is shipped to the customer.

SHIPPING AND HANDLING COSTS

The costs incurred for the shipping and handling of products sold are classified in the financial statements as freight and warehousing costs on the consolidated statement of income and retained earnings.

RESEARCH AND DEVELOPMENT COSTS

Research and development costs are expensed as the costs are incurred.

INCOME TAXES

Farnam Companies, Inc., with the consent of its stockholders, elected to be taxed under sections of the federal and state income tax laws as an S Corporation, which provides that, in lieu of corporate income taxes, the stockholders separately account for their prorata shares of income, deductions, losses, and credits.

Thompson’s Veterinary Supplies, Inc. is a C Corporation that files separate federal and state income tax returns and is not part of the consolidated group for tax reporting purposes. Accordingly, Thompson’s Veterinary Supplies, Inc. records a provision for income taxes.

The provision for income taxes includes federal and state income taxes currently payable for the subsidiary, and changes in deferred income taxes arising from timing differences in reporting earnings for financial statement and income tax reporting purposes.

(Continued)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The provision for income taxes charged to operations consisted of a provision of $57,405 at November 30, 2005.

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis, primarily allowance for doubtful accounts, depreciable asset basis differences, and inventory holding cost capitalization. Deferred tax assets are reduced by a valuation allowance when in the opinion of management, it is more likely than not that some or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

ESTIMATES

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenue and expense.

NOTE 2 - INVESTMENTS

Investments in debt securities are summarized as follows at November 30, 2005:

Available-for-sale securities:
Fixed income municipal bonds	$450,000
Fixed income tax-exempt municipal bonds	6,458,513

$6,908,513

Securities classified as available-for-sale securities may be sold in response to changes in interest rates, liquidity needs, and for other purposes. Available-for-sale securities are recorded at fair value. The current market value of the investments approximates cost at November 30, 2005.

At November 30, 2005, investments in debt securities classified as available for sale mature as follows:

2006	$5,957,843
2007 - 2010	950,670

$6,908,513

NOTE 3 - INVENTORIES

Inventories consisted of the following at November 30, 2005:

Finished goods	$18,587,610
Raw materials	4,141,819

22,729,429
LIFO reserve	(60,072)

$22,669,357

(Continued)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

During 1979, the Company implemented valuing its inventory using the last-in, first-out (LIFO) method. The Company believes the LIFO method more closely relates current costs with current revenue in periods of rising prices. Had the FIFO method of valuing inventories been used, pro forma income before income taxes would have decreased by $15,553 to $20,741,098 in 2005.

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at November 30, 2005:

Land	$833,930
Buildings	10,533,723
Manufacturing equipment and vehicles	7,703,747
Office furniture and equipment	6,324,045
Construction in progress	662,601

26,058,046
Accumulated depreciation	(15,036,343)

$11,021,703

NOTE 5 - INTANGIBLE ASSETS

Intangible assets consisted of the following at November 30, 2005:

Patents, trademarks, intellectual property, distribution rights and other intangibles related to product acquisition	$15,625,962
Accumulated amortization	(5,691,742)

9,934,220

Covenant not-to-compete agreements	300,000
Accumulated amortization	(164,285)

135,715

$10,069,935

Estimated amortization expense is as follows for the years ended November 30:

2006	$1,114,638
2007	1,114,638
2008	1,114,638
2009	1,077,400
2010	1,006,529
Thereafter	4,642,092

$10,069,935

(Continued)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Amortization of intangibles for the year ended November 30, 2005 was $1,100,747.

NOTE 6 - OTHER ASSETS

Other assets consisted of the following at November 30, 2005:

Cash surrender value, life insurance	$2,693,090
Other assets	1,600,000
Deposits	5,750

$4,298,840

The Company owns life insurance policies on stockholders and management. The face value of the policies was approximately $31,000,000 at November 30, 2005.

NOTE 7 - BANK LINES OF CREDIT AND CASH MANAGEMENT FACILITY

Farnam Companies, Inc. had no borrowings outstanding under its $13,000,000 revolving bank line of credit at November 30, 2005, which expires March 31, 2007. Interest on outstanding borrowings is payable monthly at LIBOR plus 1.75%. The bank line of credit is subject to certain defined restrictive debt covenants.

At November 30, 2005, Farnam Companies, Inc. had approximately $1,000,000 available in stand-by letters of credit, which are subject to the same provisions as the bank line of credit.

The Company has a cash management facility with its bank at November 30, 2005. Under this facility, the bank automatically transfers funds, on a daily basis, to the Company’s operating account (from its available revolving line of credit or invested cash) to cover checks that clear in excess of available funds. No amount in excess of available funds was used under this facility at November 30, 2005.

NOTE 8 - ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consisted of the following at November 30, 2005:

Accrued salaries expense	$3,997,502
Accrued legal fees	3,580,000
Other accrued expenses	4,636,044

$12,213,546

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 - LONG-TERM DEBT – RELATED PARTY

Long-term debt – related party consisted of the following at November 30, 2005:

Note payable, 10%, former subsidiary stockholder and employee of wholly-owned subsidiary	$207,694

The note payable – related party is considered long-term as repayment is not scheduled to be made in 2006. Interest expense totaled $20,769 for the year ended November 30, 2005.

NOTE 10 - EMPLOYEE BENEFIT PLAN

The Company’s profit sharing and retirement trust, which qualifies under Section 401(k) of the Internal Revenue Code, allows eligible employees to contribute up to fifteen percent of their compensation, with the Company matching fifty percent of the first six percent of the employee contribution. For fiscal 2005, the Company made matching contributions of approximately $390,000 under the plan.

At the discretion of the Board of Directors, the Company may also make contributions for the benefit of all eligible employees under the amended profit sharing plan. For fiscal 2005, there were no contributions to the plan under the profit sharing provision.

NOTE 11 - LEASE OBLIGATIONS

The Company leases offices at its corporate headquarters under an operating lease that expires on July 31, 2008 from a related party. Rent and maintenance expense under this operating lease was approximately $550,000 for the year ended November 30, 2005.

Future minimum lease payments under the operating lease are as follows as of November 30, 2005:

2006	$516,120
2007	553,715
2008	363,630

$1,433,465

NOTE 12 - DEFERRED COMPENSATION PLAN

In previous years the Company entered into certain deferred compensation agreements with key executives. The executives were able to elect to defer a portion of their annual salary with the total amount deferred by all participants not to exceed $262,500 annually. In fiscal 2005, no compensation was deferred under this plan.

Upon termination of employment, but no earlier than the participant’s 65th birthday or nine years from the initiation of the plan, whichever is later, the participant is entitled to receive the benefits deferred. The liability for deferred compensation that has not been paid to participants at November 30, 2005 is classified with accrued liabilities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 - MAJOR SUPPLIER

Approximately 21% of the Company’s costs of goods sold were for products purchased from two suppliers in 2005. At November 30, 2005, the current value of inventory on hand of these products was approximately $3,400,000. The Company owed approximately $520,000 to these suppliers at November 30, 2005.

NOTE 14 - COMMITMENTS AND CONTINGENCIES

The Company is partially self-funded for benefits provided under its employee health insurance plan. The plan provides for Company annual self-insurance up to $50,000 per employee, as defined. The maximum annual cost to the Company, as defined, is approximately $1,600,000 based on the number of participants at November 30, 2005. Based on employee claims filed and experience, management believes they have adequately provided for all claims incurred in the accompanying financial statements. Amounts reserved for these claims total approximately $180,000 at November 30, 2005 and are included in other current liabilities.

In the ordinary course of conducting its business, the Company may periodically be a defendant in various legal proceedings. Any estimated loss contingencies in excess of amounts covered by business liability insurance are included in accrued expenses. It is the best judgment of management that neither the financial position nor results of operations of the Company will be materially affected by the final outcome of these legal proceedings.

NOTE 15 - SUBSEQUENT EVENT

Subsequent to year-end the Company purchased a product line and settled a lawsuit with a third party for $5,000,000. The actual costs associated with the lawsuit settlement were $3,500,000. As of November 30, 2004, the Company had estimated a loss of $400,000. The increase of $3,100,000 is reflected in the current year earnings.

The stockholders of the Company, subsequent to year-end, reached an agreement to sell one hundred percent of the issued and outstanding shares of stock to Central Garden and Pet (NASDAQ: CENT).

#   #   #   #   #